Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2010
Income Taxes
Income Taxes

11. Income Taxes

The major components of the income tax provision for the three months ended March 31, 2010 and 2011 are as follows:

	Three Months Ended
	March 31,
	2010	2011
	(in thousands)

Federal alternative minumum tax	$807	$536
State income tax	381	1,445
Current provision	1,188	1,981

Deferred provision	15,604	8,646

Total	$16,792	$10,627

The income tax provision of $10.6 million for the three months ended March 31, 2011 represents an annual effective rate of 38.95%, including expense related to discrete items of 0.03%.

The current federal and state tax provisions recorded during the three months ended March 31, 2010 and 2011 were the result of limitations on net operating loss utilization associated with the federal alternative minimum tax calculation and state laws. The non-cash deferred tax provisions recorded during the three months ended March 31, 2010 and 2011 were primarily a result of the utilization of net operating loss tax carryforwards.

The Company has a valuation allowance of $39.2 million against certain deferred tax assets.  Of this amount, $31.6 million relates to net operating losses generated by the tax benefits of stock-based compensation. The valuation allowance will be removed upon utilization of these net operating losses by the Company as an adjustment to additional paid-in capital. Approximately $7.2 million of the valuation allowance relates to net operating losses in certain jurisdictions where there is uncertainty regarding utilization. In addition, valuation allowance of $0.4 million was established in 2010 relating to stock compensation deferred tax assets.

To the extent the Company reports income in future periods, the Company intends to use its net operating loss carryforwards to the extent available to offset taxable income and reduce cash outflows for income taxes.  The Company’s ability to use its federal and state net operating loss carryforwards and federal and state tax credit carryforwards may be subject to restrictions attributable to equity transactions in the future resulting from changes in ownership as defined under the Internal Revenue Code.

The Company has identified its federal tax return and its state tax returns in California, Florida, Georgia and Illinois as “major” tax jurisdictions, for purposes of calculating its uncertain tax positions.  Periods extending back to 1994 are still subject to examination for all “major” jurisdictions. The Company believes that its income tax filing positions and deductions through the period ended March 31, 2011 will not result in a material adverse effect on the Company’s financial condition, results of operations or cash flow. The Company’s policy for recording interest and penalties associated with income tax is to record such items as a component of income tax expense.

A reconciliation of changes in the amount of unrecognized tax benefits for the three months ended March 31, 2011 is as follows:

Three Months Ended
March 31, 2011
(in thousands)
Balance as of December 31, 2010	$18,367
Adjustment to tax positions under acquisition accounting	(13)
Decreases for tax positions of prior years	(23)
Balance as of March 31, 2011	$18,331

14.                               Income Taxes

The current and deferred income tax benefit (provision) from continuing operations for the years ended December 31, 2008, 2009 and 2010 were as follows:

	Year Ended December 31,
	2008	2009	2010
	(in thousands)
Current
Federal	$(20,618)	$(4,103)	$(3,026)
State	(4,860)	(5,184)	(4,242)
Total current	(25,478)	(9,287)	(7,268)
Deferred
Federal	52,475	124,357	(46,909)
State	5,187	11,015	(2,627)
Total deferred	57,662	135,372	(49,536)
Income tax benefit (provision)	$32,184	$126,085	$(56,804)

During the year ended December 31, 2008, the Company released $65.6 million of its valuation allowance related to its deferred tax assets. These deferred tax assets relate primarily to NOLs which the Company determined it will more likely than not be able to utilize due to the generation of sufficient taxable income in the future. Of the total valuation allowance release, $56.1 million was recorded as an income tax benefit in the Consolidated Statement of Operations. The remaining $9.5 million related to acquired net operating losses and reduced goodwill on the Consolidated Balance Sheet.

During the year ended December 31, 2009, the Company released $199.0 million of its valuation allowance related to its deferred tax assets. Of the valuation allowance release, $198.8 million was recorded as an income tax benefit in the Consolidated Statement of Operations and $0.2 million related to temporary differences and was recorded to accumulated other comprehensive income on the Consolidated Balance Sheet. These deferred tax assets relate primarily to NOLs which the Company determined it will more likely than not be able to utilize due to the generation of sufficient taxable income in the future.

During the year ended December 31, 2010, the Company released $0.5 million of its valuation allowance related to its deferred tax assets. This valuation allowance release was a combination of an increase in valuation allowance of $0.4 million relating to stock compensation deferred tax assets, and a decrease in valuation allowance of $0.9 million relating to net operating loss carry forwards (“NOLs”), which the Company determined it will more likely than not be able to utilize due to the generation of sufficient taxable income in certain jurisdictions in the future.

The following table summarizes the significant differences between the U.S. federal statutory tax rate and the Company’s effective tax rate for continuing operations for financial statement purposes for the years ended December 31, 2008, 2009 and 2010:

	Year Ended December 31,
	2008	2009	2010
	(in thousands)
Federal income tax provision at statutory rate	$(58,077)	$(56,362)	$(48,362)
State income taxes, net of federal benefit	(2,995)	(5,757)	(5,357)
Nondeductible expenses	1,841	(269)	(2,671)
Goodwill and intangible asset impairment	(23,081)	(8,362)	—
Net change to valuation allowance	114,808	198,767	351
Change in state tax rate	—	—	(657)
Other	(312)	(1,932)	(108)
Income tax benefit (provision)	$32,184	$126,085	$(56,804)

Deferred tax assets and liabilities from continuing operations include the following as of December 31, 2009 and 2010:

	As of December 31,
	2009	2010
	(in thousands)
Current deferred tax assets:
Accrued liabilities and reserves	$7,709	$7,746
Net operating loss carryforwards	45,047	42,669
Other	911	5,025
Valuation allowance	(6,995)	(6,549)
Current deferred tax liabilities:
Other	(609)	(3,230)
Total net current deferred tax assets	46,063	45,661
Non-current deferred tax assets:
Net operating loss carryforwards	$86,885	$163,824
Accrued liabilities and reserves	2,078	2,490
Subscriber base and other intangible assets	66,144	53,071
Valuation allowance	(27,116)	(32,650)
Other	52,863	75,835
Non-current deferred tax liabilities:
Subscriber base and other intangible assets	(3,010)	(38,859)
Other	(22,912)	(17,755)
Indefinite lived intangible assets	(1,800)	(1,385)
Total net non-current deferred tax asset	153,132	189,037
Net deferred tax asset	$199,195	$234,698

As a result of its acquisition of ITC^Deltacom Inc in the fourth quarter of 2010, EarthLink increased its net deferred tax assets by $89.4 million. Included in this amount is $123.3 million of deferred tax assets relating to federal and state net operating losses. These amounts also include a valuation allowance of $5.6 million for certain jurisdictions.

As of December 31, 2009 and 2010, the Company had NOLs for federal income tax purposes totaling approximately $350.0 million and $515.9 million, respectively, which begin to expire in 2019. Of these federal NOLs approximately $86.9 million were limited under Internal Revenue Code Section 382 in 2009 and $399.5 million are limited in 2010. As of December 31, 2009 and 2010, the Company had NOLs for state income tax purposes totaling approximately $178.0 million and $776.6 million, respectively, which started to expire in 2010. The increase in the amount of net operating losses for 2010 is due to the inclusion of net operating losses from the ITC Deltacom acquisition. Under the Tax Reform Act of 1986, the Company’s ability to use its federal and state NOLs and federal and state tax credit carryforwards to reduce future taxable income and future taxes, respectively, is subject to restrictions attributable to equity transactions that have resulted in a change of ownership as defined in Internal Revenue Code Section 382. As a result, the NOL amounts as of December 31, 2010 reflect the restriction on the Company’s ability to use its acquired federal and state NOLs; however, the Company continues to evaluate potential changes to the Section 382 limitations associated with acquired federal and state NOLs. The utilization of these NOLs could be further restricted in future periods which could result in significant amounts of these NOLs expiring prior to benefiting the Company.

Future transactions and the timing of such transactions could cause an ownership change under Section 382 of the Internal Revenue Code. Such transactions may include our share repurchase program, additional issuances of common stock by us (including but not limited to issuances upon future conversion of the Notes), and acquisitions or sales of shares by certain holders of our shares, including persons who have held, currently hold, or may accumulate in the future five percent or more of our outstanding stock. Many of these transactions are beyond our control.

The Company maintains a valuation allowance of $39.2 million against certain deferred tax assets. Of this amount, $31.6 million relates to net operating losses generated by the tax benefits of stock-based compensation. The valuation allowance will be removed upon utilization of these net operating losses by the Company as an adjustment to additional paid-in-capital. A valuation allowance of $7.2 million relates to net operating losses in certain jurisdictions where the Company believes they are not more likely than not to be realized in future periods. In addition, a valuation allowance of $0.4 million was established relating to stock compensation deferred tax assets.

As of December 31, 2010, the Company had alternative minimum tax credits of approximately $13.3 million. These credits do not have an expiration date.

The Company has identified its federal tax return and its state tax returns in California, Florida, Georgia and Illinois as “major” tax jurisdictions. Periods extending back to 1994 are still subject to examination for all “major” jurisdictions. The Company believes that its income tax filing positions and deductions through year ended December 31, 2010 will be sustained on audit and does not anticipate any adjustments that will result in material adverse effect on the Company’s financial condition, results of operations or cash flow. The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense. As of December 31, 2010, $103,000 of interest and penalties of $18,000 have been recorded, but as a component of goodwill due to the acquisition of ITC^DeltaCom.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2009 and 2010 is as follows:

	Year Ended December 31,
	2009	2010
	(in thousands)
Balance as of January 1	$732	$1,315
Additions for tax positions of prior years	583	185
Additions for tax positions of prior years from current year acquisition	—	17,630
Decreases for tax positions of prior years	—	(763)
Balance as of December 31	$1,315	$18,367

As part of its acquisition of ITC^DeltaCom, $17.6 million of uncertain tax positions were identified. Of this amount, $16.3 million would reduce net operating losses if assessed and $1.3 million would result in tax on income.

Of the total uncertain tax positions, none is expected to be reverse within the next twelve months. Of the total uncertain tax positions recorded, $10.8 million would impact the effective tax rate once settled. Of this amount, $10.1 million relates to uncertain tax positions due to the acquisition of ITC^DeltaCom. The remaining amounts substantially relate to uncertain tax positions that would be offset by net operating losses that were limited under Internal Revenue Code Section 382 as of the date of the acquisition and, thus, would not impact the effective tax rate if recognized.